UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2014

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39300 Civic Center Drive, Suite 160 Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Identiv, Inc., formerly known as Identive Group, Inc. (“Identiv” or the “Company”), is filing this Current Report on Form 8-K to recast certain financial information and disclosures to conform with the segment reporting changes made in connection with our reorganization efforts with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 31, 2014 (the “Annual Report”).

Business Segments

As previously disclosed in our Annual Report, the Company realigned its reportable segments effective the first quarter of 2014, following the reorganization of its businesses. During the fiscal year ended December 31, 2013, we reported our results under two business segments: Identity Management Solutions & Services (Identity Management) and Identification Products & Components (ID Products). Beginning in fiscal 2014, to reflect our new organizational structure and business focus, we now report our financial performance under four reportable segments: Premises, Identity, Credentials and All Other. As a result, we are filing this Form 8-K to recast our consolidated financial statements for each of the three years ended December 31, 2013, to reflect our new segments.

As a result, we have revised the following sections of our Form 10-K to reflect the changes described above:

•	Item 1 — Business (pages 3-10)

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations (pages 24-41)

•	Item 8 — Financial Statements and Supplementary Data (pages 43–86)

The Company is filing information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information in the Company’s Annual Report reflecting the above mentioned changes, and (ii) incorporate by reference the recast historical financial information into the Company’s filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended. The aforesaid changes and supplemental disclosures discussed above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial statements contained in Exhibit 99.1 to this Form 8-K do not represent a restatement of previously issued financial statements.

All other information in the Annual Report remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the changes as described above.

The information in this Current Report is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our Annual Report. This Form 8-K does not reflect events occurring after we filed our Annual Report and does not modify or update the disclosures therein in any way, other than to illustrate the realignment of our organizational structure as described above. For significant developments that have occurred subsequent to the filing of the Annual Report, refer to the reports we filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young GmbH, an Independent Registered Public Accounting Firm

Exhibit 23.2	Consent of Deloitte & Touche GmbH, an Independent Registered Public Accounting Firm

Exhibit 99.1	Item 1, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

September 2, 2014	By:	/s/ Brian Nelson
Brian Nelson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young GmbH, an Independent Registered Public Accounting Firm

Exhibit 23.2	Consent of Deloitte & Touche GmbH, an Independent Registered Public Accounting Firm

Exhibit 99.1	Item 1, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013